SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 25, 2007


                 INTERNATIONAL BUILDING TECHNOLOGIES GROUP, INC.
             (Exact name of registrant as specified in its charter)


         Nevada                        0-32323                 20-1217659
(State or other jurisdiction       (Commission File           (IRS Employer
    of incorporation)                  Number)            Identification Number)


1151 Harbor Bay Parkway, Suite 202, Alameda, California           94502
     (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (510) 814-3778

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-120

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.133-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously reported in its Form 8-K Current Report filed with the Securities and Exchange Commission on May 9, 2007, International Building Technology Group, Inc. ("INBG") acquired an 80% equity stake in International Building Technology, Inc. ("IBT") from the Axia Group, Inc. on May 2, 2007, pursuant to a Stock Sale and Purchase Agreement.

The purchase consideration paid by INBG to the Axia Group, Inc. consisted of 20,000,000 shares of INBG common stock and a Convertible Note in the principal amount of $1,000,000 due May 1, 2010.

On September 25, 2007, INBG and the Axia Group, Inc. renegotiated the purchase price of the 80% equity stake in IBT and made a downward adjustment of the purchase price of $1,000,000 and canceled the $1,000,000 Convertible Note.

All other terms and conditions of the Stock Sale and Purchase Agreement remain valid and in full force. See Exhibit 99.1 to review the press release on this subject.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

    10.1       Amendment  Dated  September  25,  2007,  to the  Stock  Sale  and
               Purchase   Agreement  by  and  between   International   Building
               Technologies Group, Inc. and Axia Group, Inc.

    99.1       Press   release   dated   September   27,   2007,   and  entitled
               "International   Building   Technologies   Group,   Inc.  Reduces
               $1,000,000 Cost"

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: September 27, 2007

                                 INTERNATIONAL BUILDING TECHNOLOGIES GROUP, INC.



                                 By: /s/ Peter Chin
                                    --------------------------------------------
                                    Peter Chin
                                    Corporate Secretary

                                 EXHIBIT INDEX


  Exhibit No.                        Description of Exhibit
  -----------                        ----------------------

    10.1       Amendment  Dated  September  25,  2007,  to the  Stock  Sale  and
               Purchase   Agreement  by  and  between   International   Building
               Technologies Group, Inc. and Axia Group, Inc.

    99.1       Press   release   dated   September   27,   2007,   and  entitled
               "International   Building   Technologies   Group,   Inc.  Reduces
               $1,000,000 Cost"